Exhibit 99.1

At Home and Hellman & Friedman Amend Definitive Agreement to Increase Offer Price to $37.00 Per Share in Cash

Hellman & Friedman to Commence Tender Offer for All of At Home’s Outstanding Shares

‘Best and Final’ Offer and Transaction Structure Provide Certain, Immediate and Compelling Value

At Home Special Committee and Board of Directors Unanimously Approved Amended Agreement and Recommend that All Stockholders Tender Their Shares

PLANO, Texas – June 16, 2021 – At Home Group Inc. (NYSE: HOME), the home décor superstore, and funds affiliated with Hellman & Friedman (H&F), a premier global private equity firm, today announced that they have entered into an amended and restated merger agreement under which H&F will acquire all outstanding shares of At Home for $37.00 per share in cash. Under the terms of the revised agreement, H&F will commence a tender offer to acquire all outstanding shares of At Home's common stock.

Following careful consideration and a unanimous recommendation by the Special Committee of the Board of Directors of At Home, the At Home Board of Directors unanimously approved the amended and restated merger agreement and recommends that all At Home stockholders tender their shares in support of the transaction once launched.

The improved offer, is an increase from the prior $36.00 per share offer and delivers a significant premium of approximately 21% to the Company's closing stock price of $30.67 on May 4, 2021, the last trading day prior to media speculation regarding a possible transaction, and a premium of approximately 28% to the 30-day volume weighted average share price. On June 15, 2021 the Company announced the expiration of the 40-day “go-shop” period under the terms of the prior merger agreement, which resulted in no new offers for the Company despite exhaustive solicitation efforts.

Phil Francis, At Home’s Lead Independent Director and Chair of the Special Committee of the Board of Directors, said, “Throughout this process the Special Committee has been singularly focused on maximizing value for At Home stockholders, and the enhanced H&F offer does just that. The Board unanimously recommends that all At Home stockholders tender their shares into the increased H&F offer, which provides substantial cash premium value in a timely manner and limits stockholders’ exposure to the significant risks inherent in the Company’s business plan, even with flawless execution.”

Erik Ragatz, Partner at H&F, said, “This increased offer represents our commitment to completing this transaction expeditiously. We determined that the tender offer structure was the appropriate step to achieve the most effective path to closing, and we further believe that this path allows the At Home stockholders to directly act to accept the compelling and immediate value inherent in our transaction. H&F is a disciplined investor, and this price increase represents our best and final offer for the Company. We have appreciated the constructive dialogue with the At Home Special Committee throughout this process and look forward to completing this transaction.”

Key Transaction Terms

Under the terms of the revised agreement, H&F will commence the tender offer on or before June 23, 2021. The consummation of the tender offer will be conditioned on a majority of the outstanding At Home shares being tendered in the offer, together with other conditions consistent with those set forth in the original merger agreement. Following completion of the tender offer, H&F will complete a second-step merger in which any remaining shares of At Home will be converted into the right to receive the same per share price paid in the tender offer. Upon completion of the merger, At Home will become a private company and shares of At Home common stock will no longer be listed on any public market.

Stockholders who would like to tender their shares or with questions about the tender offer may contact Innisfree M&A Incorporated, who will act as Information Agent for the tender offer at (888) 750-5834 (toll free).

Goldman Sachs & Co. LLC is serving as exclusive financial advisor and Fried, Frank, Harris, Shriver & Jacobson LLP as legal counsel to At Home’s Special Committee of the Board of Directors. Guggenheim Securities, LLC is serving as financial advisor and Simpson Thacher & Bartlett LLP as legal counsel to Hellman & Friedman.

About At Home

At Home (NYSE: HOME), the home decor superstore, offers up to 50,000 on-trend home products to fit any budget or style, from furniture, mirrors, rugs, art and housewares to tabletop, patio and seasonal decor. At Home is headquartered in Plano, Texas, and currently operates 227 stores in 40 states. For more information, please visit us online at investor.athome.com.

About Hellman & Friedman

Hellman & Friedman is a preeminent global private equity firm with a distinctive investment approach focused on large-scale equity investments in high quality growth businesses. H&F seeks to partner with world-class management teams where its deep sector expertise, long-term orientation and collaborative partnership approach enable companies to flourish. H&F targets outstanding businesses in select sectors including software & technology, financial services, healthcare, consumer & retail, and other business services.

Since its founding in 1984, H&F has invested in over 100 companies. The firm is currently investing its tenth fund, with over $23 billion of committed capital, and has over $70 billion in assets under management as of March 31, 2021. Learn more about H&F’s defining investment philosophy and approach to sustainable outcomes at www.hf.com.

Additional Information and Where to Find It

In connection with the proposed acquisition of At Home Group Inc. (the “Company”), Ambience Merger Sub, Inc. (“Merger Sub”), will commence a tender offer for all of the outstanding shares of the Company. The tender offer has not commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities of the Company. It is also not a substitute for the tender offer materials that Merger Sub will file with the Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. Following the commencement of the tender offer, Merger Sub will file tender offer materials on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY THE COMPANY’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Investors may obtain a free copy of both the tender offer materials and the solicitation/recommendation statement (when each become available) and other relevant documents filed by Merger Sub or the Company with the SEC at the SEC’s Web site at http://www.sec.gov. The tender offer materials and the solicitation/recommendation statement once filed by Merger Sub or the Company with the SEC may also be obtained for free from the Investor Relations section of the Company’s web site (http://investor.athome.com/) or by directing a request to: the Company, 1600 East Plano Parkway, Plano, Texas, 75074, Attention: Investor Relations. THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED BY MERGER SUB OR THE COMPANY WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER. THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER, MERGER SUB AND THE COMPANY.

Forward-Looking Statements

This document contains forward-looking statements made pursuant to and within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate,” "are confident," "assume," “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “look ahead,” "look forward," “may,” “might,” "on track," "outlook," “plan,” “potential,” “predict,” "reaffirm," “seek,” “should,” "trend," “will,” or “vision,” or the negative thereof or comparable terminology regarding future events or conditions. The forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond its control. There can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

Forward-looking statements are subject to significant known and unknown risks and uncertainties that may cause actual results, performance or achievements in future periods to differ materially from those assumed, projected or contemplated in the forward-looking statements, including, but not limited to, the following factors: the ongoing global COVID-19 pandemic and related challenges, risks and uncertainties, including historical and potential future measures taken by governmental and regulatory authorities (such as requiring store closures), which have significantly disrupted the Company’s business, employees, customers and global supply chain, and for a period of time, adversely impacted its financial condition (including resulting in goodwill impairment) and financial performance, and which disruption and adverse impacts may continue in the future; the recent and ongoing direct and indirect adverse impacts of the global COVID-19 pandemic to the global economy and retail industry; the eventual timing and duration of economic stabilization and recovery from the COVID-19 pandemic, which depends largely on future developments; general economic conditions in the United States and globally, including consumer confidence and spending, and any changes to current favorable macroeconomic trends of strong home sales, nesting and de-urbanization (which were enhanced and accelerated due to COVID-19, and may not continue upon a successful vaccine rollout in significant numbers that impacts consumer behavior); the Company’s indebtedness and its ability to increase future leverage, as well as limitations on future sources of liquidity, including debt covenant compliance; the Company’s ability to implement its growth strategy of opening new stores, which was suspended for fiscal 2021 (with the exception of stores that were at or near completion) and, while ramping significantly, will be limited in the near term; the Company’s ability to effectively obtain, manage and allocate inventory, and satisfy changing consumer preferences; increasing freight and transportation costs (including the adverse effects of international equipment shortages) and increasing commodity prices; the Company’s reliance on third-party vendors for a significant portion of its merchandise, including supply chain disruption matters and international trade regulations (including tariffs) that have, and may continue to, adversely impact many international vendors; the loss or disruption to operating the Company’s distribution network; significant competition in the fragmented home décor industry, including increasing e-commerce; the implementation and execution of the Company’s At Home 2.0 and omnichannel strategies and related investments; natural disasters and other adverse impacts on regions in the United States where the Company has significant operations; the Company’s success in obtaining favorable lease terms and of its sale-leaseback strategy; the Company’s reliance on the continuing growth and utility of its loyalty program; the Company ability to attract, develop and retain employee talent and to manage labor costs; the disproportionate impact of its seasonal sales activity to its overall results; risks related to the loss or disruption of the Company’s information systems and data and its ability to prevent or mitigate breaches of its information security and the compromise of sensitive and confidential data; the Company’s ability to comply with privacy and other laws and regulations, including those associated with entering new markets; and the significant volatility of the trading price of the Company’s common stock; the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the proposed merger may not be satisfied, such that the proposed merger will not close or that the closing may be delayed; general economic conditions; the proposed merger may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Company; the outcome of any legal proceedings related to the proposed merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. For more details on these and other potential risks and uncertainties, please refer to the proxy statement when filed and the documents that the Company files with the SEC. You are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date hereof or the date otherwise specified herein. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements for any reason, whether as a result of new information, future events or otherwise.

Hellman & Friedman Contacts

Investor Relations:

Scott Winter / Arthur Crozier

Innisfree M&A Incorporated

(212) 750-5833

Media:

Winnie Lerner / Andrew Johnson

Finsbury Glover Hering

917.375.5652 / 914.497.5138

Winnie.Lerner@fgh.com / Andrew.Johnson@fgh.com

At Home Contacts

Investor Relations:

Arvind Bhatia, CFA
972.265.1299
ABhatia@AtHome.com

Bethany Johns
972.265.1326
BJohns@AtHome.com

Additional Investors:

Dan Burch

MacKenzie Partners, Inc.

516.429.2722

Jeanne Carr

MacKenzie Partners, Inc.

917.648.4478

Media:

Carey Marin
214.914.1157
MediaRelations@AtHome.com

Or

Sharon Stern / Adam Pollack / Joseph Sala

Joele Frank, Wilkinson Brimmer Katcher

212.355.4449

Home-JF@joelefrank.com

HOME-F